MERRILL LYNCH
MARYLAND
MUNICIPAL
BOND FUND







FUND LOGO






Annual Report

July 31, 1995

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863













This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011






TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
At the beginning of the fiscal year ended July 31, 1995, the bond market was very volatile. As a result, we maintained a defensive investment strategy from August 1994 to November 1994. As interest rates peaked in November, we shifted to a more constructive posture on interest rates and remained constructive until the end of June. In July, we shifted back to a cautious view of the bond market. The municipal market in Maryland continued to see very little activity during the past year. This was in response to the small amount of new issuance ($2.5 billion) coming to market in the Maryland tax-exempt market. This represented a decline of 50.0% from the previous fiscal year. We kept cash reserves at a minimum in order to seek to enhance income for our shareholders. While this strategy allowed the Fund to provide an average total return, it also enabled the Fund to provide an attractive current yield. Looking ahead, we expect our strategy to consist of seeking to enhance the Fund's total returns and provide an attractive level of tax-exempt income for shareholders.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Maryland
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager

September 8, 1995






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 4.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                              12 Month   3 Month
                                               7/31/95   4/30/95   7/31/94++  % Change++ % Change
Class A Shares*                                  $9.15     $9.03     $9.20      -0.54%     +1.33%
Class B Shares*                                   9.16      9.03      9.20      -0.43      +1.44
Class C Shares*                                   9.16      9.03      8.79      +4.21      +1.44
Class D Shares*                                   9.16      9.03      8.79      +4.21      +1.44
Class A Shares--Total Return*                                                   +5.39(1)   +2.75(2)
Class B Shares--Total Return*                                                   +4.96(3)   +2.73(4)
Class C Shares--Total Return*                                                   +8.51(5)   +2.71(6)
Class D Shares--Total Return*                                                   +8.94(7)   +2.84(8)
Class A Shares--Standardized 30-day Yield         5.37%
Class B Shares--Standardized 30-day Yield         5.07%
Class C Shares--Standardized 30-day Yield         4.96%
Class D Shares--Standardized 30-day Yield         5.27%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.517 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.472 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.351 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.387 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.126 per share ordinary income dividends.



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     10/29/93**       7/95

ML Maryland Municipal Bond Fund++--
Class A Shares*                       $ 9,600        $ 9,680

ML Maryland Municipal Bond Fund++--
Class B Shares*                       $10,000        $ 9,730

Lehman Brothers Municipal
Bond Index++++                        $10,000        $10,623

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     10/21/94**       7/95

ML Maryland Municipal Bond Fund++--
Class C Shares*                       $10,000        $10,752

ML Maryland Municipal Bond Fund++--
Class D Shares*                       $ 9,600        $10,458

Lehman Brothers Municipal
Bond Index++++                        $10,000        $11,107


[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Maryland Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This inmanaged Index consists of long-term revenue bonds.
    prerefunded bonds general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +7.13%         +2.84%
Inception (10/29/93)
through 6/30/95                            +0.11          -2.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                         +6.57%         +2.57%
Inception (10/29/93) through 6/30/95       -0.40          -2.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +7.74%         +6.74%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95       +8.12%         +3.80%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)


Performance Summary--Class A Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/29/93-12/31/93        $10.00       $10.07            --                  $0.077           + 1.48%
1994                      10.07         8.58            --                   0.511           - 9.87
1/1/95-7/31/95             8.58         9.15            --                   0.293           +10.25
                                                                            ------
                                                                      Total $0.881

                                                      Cumulative total return as of 7/31/95: + 0.84%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/29/93-12/31/93        $10.00       $10.07            --                  $0.068           + 1.38%
1994                      10.07         8.58            --                   0.464           -10.33
1/1/95-7/31/95             8.58         9.16            --                   0.267           +10.06
                                                                            ------
                                                                      Total $0.799

                                                      Cumulative total return as of 7/31/95: + 0.05%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Maryland Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
STRIPES    Short-Term Rate Inverse Payment Exempt Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                              Issue                                                 (Note 1a)
Maryland--88.5%

AA-      Aa         $  425    Annapolis, Maryland, Bank Qualified, GO, UT, 5.50% due 4/01/2014                   $   412

AA+      Aa            400    Anne Arundel County, Maryland, Consolidated Water and Sewer Refunding
                              Bonds, 5.30% due 4/15/2017                                                             371

A        A2            500    Anne Arundel County, Maryland, PCR, Refunding (Baltimore Gas and
                              Electric Company Project), 6% due 4/01/2024                                            496

AA+      Aaa           500    Baltimore County, Maryland, Refunding Bonds (County Pension Funding),
                              UT, 6.70% due 7/01/2016                                                                537

AAA      Aaa           500    Baltimore, Maryland, Consolidated Public Improvement Refunding Bonds,
                              UT, GO, Series D, 5.40% due 10/15/2012 (b)                                             487

BBB+     A3            500    Baltimore, Maryland, PCR (General Motors Corporation), 5.35% due 4/01/2008             480

AAA      Aaa           500    Baltimore, Maryland, Registered Revenue Refunding Bonds (Kidder Maryland
                              Water Projects), Series A, 5.65% due 7/01/2020 (e)                                     482

AA-      Aa            600    Carroll County, Maryland, Registered Revenue Bonds (Commissioners-
                              Consolidated Public Improvement), UT, 6.50% due 10/01/2024                             635

NR*      Aa            400    Maryland Community Development Administration, M/F Housing Insured Mortgage
                              Revenue Refunding Bonds (Department of Housing and Community Development),
                              Series H, 5.60% due 5/15/2026 (i)                                                      369

                              Maryland Community Development Administration, S/F Program Revenue Bonds
                              (Department of Housing and Community Development):
NR*      Aa            500      4th Series, 6.45% due 4/01/2014                                                      515
NR*      Aa            250      6th Series, 7.05% due 4/01/2017                                                      265
NR*      Aa            500      7th Series, AMT, 7.30% due 4/01/2025                                                 531

NR*      VMIG1++       200    Maryland Energy Financing Administration, Limited Obligation Revenue Bonds
                              (Baltimore Ferst Project), VRDN, AMT, 3.85% due 7/01/2011 (j)                          200

AAA      Aaa           625    Maryland Health and Higher Educational Facilities Authority
                              Revenue Bonds (University of Maryland Medical Systems), Series B,
                              7% due 7/01/2022 (a)                                                                   713

                              Maryland Health and Higher Educational Facilities Authority,
                              Revenue Refunding Bonds:
BBB      Baa1          400      (Howard County General Hospital), 5.50% due 7/01/2013                                348
AA-      Aa            500      (Johns Hopkins), 5% due 7/01/2023                                                    423
A        A             500      (Memorial Hospital of Cumberland), 6.50% due 7/01/2017                               504
AAA      Aaa           500      (Peninsula Regional Medical Project), 5% due 7/01/2023 (e)                           430
AAA      Aaa           500      (Sinai Hospital-Baltimore), 5.50% due 7/01/2013 (b)                                  479

AAA      Aaa           500    Maryland Transportation Authority, Special Obligation Revenue Bonds
                              (Baltimore/Washington International Airport Project), AMT, Series A,
                              6.25% due 7/01/2014 (a)                                                                506


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                              Issue                                                 (Note 1a)
Maryland (concluded)

                              Maryland Water Quality Financing Administration, Revolving Loan
                              Fund Revenue Bonds, Series A:
AA       Aa         $  300      6.375% due 9/01/2010                                                             $   316
AA       Aa            500      6.55% due 9/01/2014                                                                  530

AAA      Aaa           500    Montgomery County, Maryland, Consolidated Public Improvement Bonds,
                              Series B, 7.10% due 10/01/2000 (h)                                                     568

NR*      Aa            450    Montgomery County, Maryland, Housing Opportunities Community, S/F
                              Mortgage Revenue Bonds, Series B, 6.65% due 7/01/2017                                  464

AAA      Aaa           500    Montgomery County, Maryland, Parking Revenue Refunding Bonds (Silver
                              Spring Parking Lot), Series A, 6.25% due 6/01/2009 (a)                                 521

NR*      A             515    Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                              (Montgomery County Resource Recovery Project), AMT, Series A, 6.30%
                              due 7/01/2016                                                                          510

AA-      A           1,000    Prince Georges County, Maryland, Consolidated Public Improvement Refunding
                              Bonds, 5.25% due 10/01/2011                                                            957

AAA      NR*           500    Prince Georges County, Maryland, Housing Authority, Mortgage Revenue
                              Refunding Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016 (f)        538

AAA      NR*         1,000    Prince Georges County, Maryland, Housing Authority, S/F Mortgage
                              Revenue Bonds, AMT, Series A, 6.60% due 12/01/2025 (g)                               1,018

                              Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project):
A        A1          1,000      5.75% due 3/15/2010                                                                  999
A        A1            250      6.375% due 1/15/2023                                                                 264

                              University of Maryland, Systems Auxiliary Facilities and Tuition Revenue Bonds:
AA+      Aa            400      Refunding, Series C, 5% due 10/01/2011                                               371
AA+      Aa            500      Series A, 5.60% due 4/01/2016                                                        483

AAA      Aaa           500    Washington, District of Columbia, Metropolitan Area Transportation
                              Authority, Gross Revenue Refunding Bonds, 5.25% due 7/01/2014 (a)                      461

                              Washington Suburban Sanitation District, Maryland, Registered, General
                              Construction Bonds, UT:
AA       Aa1           500      6.625% due 6/01/2017                                                                 527
AAA      Aaa           585      Refunding, 6.40% due 11/01/2001 (h)                                                  651
AAA      Aaa           400      Second Series, 6.90% due 6/01/2001 (h)                                               453


Puerto Rico--9.7%


A        Baa1          510    Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Highway Revenue Bonds, Series T, 6.625% due 7/01/2018                                  530

                              Puerto Rico Electric Power Authority, Power Revenue Bonds:
A-       Baa1        1,000      Series P, 7% due 7/01/2021                                                         1,088
AAA      Aaa           400      Series T, Registered, STRIPES, 7.538% due 7/01/2005 (c)(d)                           441


Total Investments (Cost--$20,458)--98.2%                                                                          20,873

Other Assets Less Liabilities--1.8%                                                                                  390
                                                                                                                 -------
Net Assets--100.0%                                                                                               $21,263
                                                                                                                 =======


(a)FGIC Insured.
(b)AMBAC Insured.
(c)FSA Insured.
(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(e)MBIA Insured.
(f)GNMA Insured.
(g)FNMA/GNMA Insured.
(h)Prerefunded.
(i)FHA Insured.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$20,458,132) (Note 1a)                          $ 20,872,908
                    Cash                                                                                          25,532
                    Receivables:
                      Interest                                                             $    261,123
                      Beneficial interest sold                                                  104,501
                      Investment adviser (Note 2)                                                44,846          410,470
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      51,951
                    Prepaid expenses (Note 1e)                                                                    10,341
                                                                                                            ------------
                    Total assets                                                                              21,371,202
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               24,454
                      Dividends to shareholders (Note 1f)                                        20,566
                      Distributor (Note 2)                                                        7,783           52,803
                                                                                           ------------
                    Accrued expenses                                                                              54,923
                                                                                                            ------------
                    Total liabilities                                                                            107,726
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 21,263,476
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     14,881
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        200,631
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         11,057
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          5,650
                    Paid-in capital in excess of par                                                          22,247,263
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,630,782)
                    Unrealized appreciation on investments--net                                                  414,776
                                                                                                            ------------
                    Net assets                                                                              $ 21,263,476
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $1,362,352 and 148,812 shares
                    of beneficial interest outstanding                                                      $       9.15
                                                                                                            ============
                    Class B--Based on net assets of $18,371,164 and 2,006,311 shares
                    of beneficial interest outstanding                                                      $       9.16
                                                                                                            ============
                    Class C--Based on net assets of $1,012,663 and 110,563 shares
                    of beneficial interest outstanding                                                      $       9.16
                                                                                                            ============
                    Class D--Based on net assets of $517,297 and 56,500 shares
                    of beneficial interest outstanding                                                      $       9.16
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  1,066,711
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                     $      98,737
                    Account maintenance and distribution fees--Class B (Note 2)                  80,128
                    Professional fees                                                            54,457
                    Printing and shareholder reports                                             37,396
                    Accounting services (Note 2)                                                 29,053
                    Registration fees (Note 1e)                                                  17,274
                    Transfer agent fees--Class B (Note 2)                                        16,450
                    Amortization of organization expenses (Note 1e)                              16,015
                    Pricing fees                                                                  4,512
                    Custodian fees                                                                2,384
                    Account maintenance and distribution fees--Class C (Note 2)                   1,587
                    Transfer agent fees--Class A (Note 2)                                         1,349
                    Trustees' fees and expenses                                                     883
                    Transfer agent fees--Class C (Note 2)                                           263
                    Account maintenance fees--Class D (Note 2)                                      144
                    Transfer agent fees--Class D (Note 2)                                           112
                    Other                                                                         4,018
                                                                                           ------------
                    Total expenses before reimbursement                                         364,762
                    Reimbursement of expenses (Note 2)                                         (255,443)
                                                                                           ------------
                    Total expenses after reimbursement                                                           109,319
                                                                                                            ------------
                    Investment income--net                                                                       957,392
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,600,414)
Unrealized          Change in unrealized depreciation on investments--net                                      1,578,565
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    935,543
(Notes 1b, 1d                                                                                               ============
& 3):


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year     For the Period
                                                                                             Ended        Oct. 29, 1993++
                                                                                            July 31,        to July 31,
Increase (Decrease) in Net Assets:                                                            1995              1994
Operations:         Investment income--net                                                 $    957,392     $    485,315
                    Realized loss on investments--net                                        (1,600,414)         (30,368)
                    Change in unrealized depreciation on investments--net                     1,578,565       (1,163,789)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                  935,543         (708,842)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (88,115)         (64,177)
(Note 1f):            Class B                                                                  (847,823)        (421,138)
                      Class C                                                                   (13,425)              --
                      Class D                                                                    (8,029)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                               (957,392)        (485,315)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial interest
Interest            transactions                                                              5,212,416       17,167,066
Transactions                                                                               ------------     ------------
(Note 4):
Net Assets:         Total increase in net assets                                              5,190,567       15,972,909
                    Beginning of period                                                      16,072,909          100,000
                                                                                           ------------     ------------
                    End of period                                                          $ 21,263,476     $ 16,072,909
                                                                                           ============     ============

                  ++Commencement of Operations.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                 Class A              Class B        Class C    Class D
                                                                       For the             For the   For the    For the
                                                           For the      Period   For the    Period    Period     Period
The following per share data and ratios have been derived    Year      Oct. 29,    Year    Oct. 29,  Oct. 21,   Oct. 21,
from information provided in the financial statements.      Ended     1993++ to   Ended   1993++ to 1994++ to  1994++ to
                                                           July 31,    July 31,  July 31,  July 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                      1995        1994      1995      1994      1995       1995
Per Share           Net asset value, beginning of
Operating           period                                 $   9.20   $  10.00   $   9.20  $  10.00  $   8.79   $   8.79
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .52        .37        .47       .33       .36        .40
                    Realized and unrealized gain
                    (loss) on investments--net                 (.05)      (.80)      (.04)     (.80)      .37        .37
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .47       (.43)       .43      (.47)      .73        .77
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                (.52)      (.37)      (.47)     (.33)     (.36)      (.40)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   9.15   $   9.20   $   9.16  $   9.20  $   9.16   $   9.16
                                                           ========   ========   ========  ========  ========    =======

Total               Based on net asset value per
Investment          share                                     5.39%     (4.32%)+++  4.96%    (4.68%)+++ 8.51%+++   8.94%+++
Return:**                                                  ========   ========   ========  ========  ========    =======

Ratios to           Expenses, excluding account
Average             maintenance and distribution
Net Assets:         fees and net of reimbursement              .13%       .03%*      .15%      .03%*     .22%*      .21%*
                                                           ========   ========   ========  ========  ========    =======
                    Expenses, net of reimbursement             .13%       .03%*      .65%      .53%*     .82%*      .31%*
                                                           ========   ========   ========  ========  ========    =======
                    Expenses                                  1.57%      1.76%*     2.08%     2.27%*    2.08%*     1.55%*
                                                           ========   ========   ========  ========  ========    =======
                    Investment income--net                    5.80%      5.30%*     5.29%     4.74%*    5.08%*     5.57%*
                                                           ========   ========   ========  ========  ========    =======

Supplemental        Net assets, end of period (in
Data:               thousands)                             $  1,362   $  1,589   $ 18,371  $ 14,484  $  1,013    $   517
                                                           ========   ========   ========  ========  ========    =======
                    Portfolio turnover                       73.99%     29.40%     73.99%    29.40%    73.99%     73.99%
                                                           ========   ========   ========  ========  ========    =======


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1995, FAM earned fees of $98,737, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $156,706.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                         Account      Distribution
                                     Maintenance Fee       Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $252         $2,924
Class D                                  $ 99         $1,586

For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $49,880 and $25 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $17,520,704 and $12,392,634, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:



                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments            $ (1,406,020)  $    414,776
Financial futures contracts          (194,394)         --
                                 ------------   ------------
Total                            $ (1,600,414)  $    414,776
                                 ============   ============



As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $414,776, of which $650,276 related to appreciated securities and $235,500 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $20,458,132.


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $5,212,416 and $17,167,066 for the year ended July 31, 1995 and the period ended July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                            42,092   $    376,856
Shares issued to share-
holders in reinvestment
of dividends                            6,413         57,046
                                  -----------   ------------
Total issued                           48,505        433,902
Shares redeemed                       (72,388)      (638,705)
                                  -----------   ------------
Net decrease                          (23,883)  $   (204,803)
                                  ===========   ============



Class A Shares for the Period
October 29, 1993++ to                               Dollar
July 31, 1994                         Shares        Amount

Shares sold                           386,420   $  3,845,684
Shares issued to share-
holders in reinvestment
of dividends                            4,247         39,820
                                  -----------   ------------
Total issued                          390,667      3,885,504
Shares redeemed                      (222,972)    (2,132,507)
                                  -----------   ------------
Net increase                          167,695   $  1,752,997
                                  ===========   ============

[FN]
++Prior to October 29, 1993 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           835,712   $  7,482,027
Shares issued to share-
holders in reinvestment
of dividends                           46,080        410,971
                                  -----------   ------------
Total issued                          881,792      7,892,998
Shares redeemed                      (449,753)    (3,996,258)
                                  -----------   ------------
Net increase                          432,039   $  3,896,740
                                  ===========   ============

Class B Shares for the Period
October 29, 1993++ to                               Dollar
July 31, 1994                         Shares        Amount

Shares sold                         1,674,753   $ 16,422,297
Shares issued to share-
holders in reinvestment
of dividends                           19,843        187,176
                                  -----------   ------------
Total issued                        1,694,596     16,609,473
Shares redeemed                      (125,324)    (1,195,404)
                                  -----------   ------------
Net increase                        1,569,272   $ 15,414,069
                                  ===========   ============

[FN]
++Prior to October 29, 1993 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.



Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                           123,204  $   1,119,811
Shares issued to share-
holders in reinvestment
of dividends                              965          8,788
                                  -----------   ------------
Total issued                          124,169      1,128,599
Shares redeemed                       (13,606)      (123,782)
                                  -----------   ------------
Net increase                          110,563   $  1,004,817
                                  ===========   ============

[FN]
++Commencement of Operations.

Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            56,794   $    518,419
Shares issued to share-
holders in reinvestment
of dividends                              586          5,352
                                  -----------   ------------
Total issued                           57,380        523,771
Shares redeemed                          (880)        (8,109)
                                  -----------   ------------
Net increase                           56,500   $    515,662
                                  ===========   ============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $899,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Maryland Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for the year then ended and for the period October 29, 1993 (commencement of operations) to July 31, 1994, and the financial highlights for the year then ended and for the period October 29, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period October 29, 1993 to July 31, 1994 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Maryland Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions during the year.

Please retain this information for your records.